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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 12, 2001

                           NEXELL THERAPEUTICS INC.
              (Exact name of registrant as specified in charter)


   DELAWARE                       0-19153                    06-1192468
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


                9 Parker, Irvine, CA                              92618
      (Address of principal executive offices)                  (Zip code)

      Registrant's telephone number, including area code: (949) 470-9011


                                Not applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------------------------------

     On June 12, 2001, the Registrant issued a press release announcing that it had entered into a letter of intent to transfer exclusive worldwide sales, marketing and distribution rights and responsibilities for its cell processing products, including the Isolex(R) 300i Magnetic Cell Selection System, to Baxter Healthcare Corporation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

a.   Financial Statements (not applicable)

b.   Proforma Financial Information (not applicable)

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c.   Exhibits.

Exhibit           Description
-------           -----------
99.1              Press Release of the Registrant dated June 12, 2001.

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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  NEXELL THERAPEUTICS INC.
                                  (Registrant)


                                  By: /s/ William A. Albright, Jr.
                                      --------------------------------
                                  William A. Albright, Jr.
                                  Chief Executive Officer, President,
                                  Chief Financial Officer and
                                  Treasurer


Dated: June 12, 2001

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                               INDEX TO EXHIBITS

 Exhibit                                                           Method of
   No.                             Description                       Filing
 -------                           -----------                     ---------
99.1          Press Release of the Registrant dated             Filed herewith
              June 12, 2001.                                    electronically

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